Online Media Planning & Buying
                         Venture Direct Worldwide, Inc.

                                INSERTION ORDER

Salesperson: JW                                                Date:  07/09/1999
                                                               Customer#: NUTTRI

COMPANY: Nutritioncafe/Trim fast
Contact:
Address:
         FL

Phone:   (727) 723-3041/(813) 275-0050
Fax:     (727) 724-8780

Space Reservation:

Schedule:                                                                                          Contracted
IO#            Media Vehicle          Flight                     Quantity                Rate            Cost
---            -------------          ------                     --------                ----      ----------
JW-907015      Microsoft Network      07/22/1999-07/21/2000      1             Flat                $14,000.00
                                                                                                   ----------
                                                                                                   $14,000.00

Advertiser will receive the following keywords. These keywords are exclusive for the term of the contract:

Vitamin
Vitamins
Supplement
Supplements
sports nutrition

Advertiser should email all creatives (468x60. 10K) to [ILLEGIBLE].com no later than 7/9/99. Advertiser will pay net30= date of Venture Direct Invoice pending credit approval, otherwise, advertiser will prepay order. Advertiser will receive weekly reports via email. Publisher shall deliver all impressions evenly throughout the entire campaign. Publisher shall provide [ILLEGIBLE].com login and password to access reports online. If there is no online reporting, publisher will provide weekly reports and that rate should be specified beforehand by publisher. If publisher does not supply us with weekly reports on the established day, Venture Direct will deduct 5% of total net buy every day.

Advertiser                              Salesperson JW
Company Nutritioncafe/Trim fast         Customer #   -

THE TERMS AND CONDITIONS STATED HEREIN SHALL TAKE PRECEDENCE OVER ANY OTHER CONDITIONS, AND NO CONTRARY, ADDITIONAL OR DIFFERENT PROVISIONS OR CONDITIONS SHALL BE ACCEPTED.

TERMS AND CONDITIONS

1. Agency. Venture Communications International, Inc. t/a VentureDirect Worldwide acts solely as agent for the represented media sites and assumes no responsibility for any problems arising from the media placement.

2. WARRANTIES. VDW MAKES NO WARRANTIES (INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT).. GUARANTEES, REPRESENTATIONS, PROMISES, STATEMENTS, ESTIMATES, CONDITIONS OR OTHER INDUCEMENTS, EXPRESS, IMPLIED, ORAL, WRITTEN OR OTHERWISE EXCEPT AS EXPRESSLY SET FORTH HEREIN. VDW DOES NOT WARRANT OR GUARANTY CONVERSION RATES, PAY-UP RATES, RESPONSE RATES OR ABILITY TO CONVERT THE RESPONSES INTO SALES.
VDW DOES NOT WARRANT OR GUARANTY THE PROFILE OR DEMOGRAPHICS OF A RESPONDENT. VDW DOES NOT GUARANTEE TO MATCH COLORS, TEXT, PHOTO IMAGE OR SCREEN DESIGN.. ALL ORDERS ARE CONTINGENT UPON VDW'S ABILITY TO PROCURE NECESSARY ON-LINE ACCESS AND UPON DELAYS CAUSED BY ACCIDENTS, WAR, ACT OF GOD, EMBARGOES, OR ANY OTHER CIRCUMSTANCES BEYOND ITS CONTROL. VDW WILL MAKE EVERY EFFORT TO MEET SCHEDULED DELIVERY AND ONLINE DATES, BUT MAKES NO GUARANTEE AND ACCEPT NO LIABILITY FOR ITS FAILURE TO MEET SAID DATES.

3. Cancellations. No cancellations can be accepted after the 15th day of the month prior to the month of publication.

4. Confirmations. All telephone orders and/or orders placed on Advertiser/Agency correspondence must be confirmed by VDW in writing by this Insertion Order. Acceptance of all such orders is expressly conditioned upon acceptance by Advertiser/Agency of the terms and conditions contained herein. The Advertiser and Agency agree that VDW may refuse at any time to print or mail any copy, photographs or illustrations of any kind that in its sole judgment it believes is an invasion of privacy, is degrading, libelous, unlawful, profane, obscene, pornographic, tends to ridicule or embarrass or is in bad taste, or which in its sole judgment is an infringement on a trade mark, trade name or copyright belonging to others.

5. Liability. There shall be no liability or responsibility on VDW for any damages, direct, indirect or consequential as a result of its failure to perform the services under this Agreement. In no event shall VDW be responsible for any loss of profits, damages or other expenses alleged to have arisen out of this Agreement. Any and all claims in this respect are expressly waived. VDW liability, if any, in all other cases shall be limited to $500.00. Advertiser/Agency agree and do waive trial by jury in any action, proceeding or counterclaim brought against VDW for any matters whatsoever arising out of or in any way connected with this Agreement. No action, suit or proceeding shall be brought against VDW more than one year after the date of service performed.

6. Terms of Payment. All charges hereunder shall be invoiced and payment is due upon receipt. Agency and Advertiser shall be joint and severally liable for all invoices. Any and all sales, use or other taxes shall be the responsibility of Advertiser/Agency. Advertiser and Agency agree to pay the cost of extra composition and labor when changes are made after proofs are submitted. Payment due on closing date for First Time Advertisers.

7. Late Charges. In the event Advertiser/Agency fail to pay any charges or invoices provided for herein within 30 days when due, all such outstanding charges and invoices shall be subject to a service charge of 1-1/2% per month until paid in full. Advertiser/Agency agree to pay all costs of collection, including reasonable attorney's fees of 25%, incurred by VDW in connection with this order or in any action or proceeding against Advertiser/Agency for a breach of this Agreement.

8. Indemnification. Advertiser/Agency shall at all times indemnify and hold VDW harmless, our successors and assign and any of our officers, directors, employees, representatives and/or agents or each of them from and against any and all liabilities, obligations, claims, damages, fines, penalties, interest, taxes, causes of action, costs and expenses, including, without limitation, reasonable fees and disbursements of counsel imposed upon or asserted against or incurred by us in any suit, action or proceeding (including

10. Miscellaneous. Any provision of this instrument prohibited by law in any state shall, as to such state, be ineffective to the extent of such prohibition, without invalidating the remaining provisions of this instrument. This Agreement shall be deemed to have been executed in the State of New York and shall be governed and construed in accordance with the laws thereof. Advertiser/Agency hereby acknowledge, consent and submit solely to the jurisdiction of the Federal Court, Southern District of New York or New York Supreme or Civil Court, County of New York for resolution of any and all claims or controversies arising hereunder and appoints the Secretary of State of New York State as its agent for service of process herein.

11. Approvals: All offers are subject to Media Site Owner approval. All requests for credit must be personally guaranteed by signing the guaranty below.

PERSONAL GUARANTY

In consideration of the extension of Credit heretofore or hereafter made to or for the Advertiser and/or Agency named herein, the undersigned (Guarantor) hereby unconditionally, irrevocably and indivisibly guaranties to VDW the due and punctual payment and peformance of all monies or other claims of every nature and description of VDW against Advertiser and/or Agency, and all extensions, renewals or refinancing thereof, whenever due and payable or to be performed, all expenses of the enforcement of same or the Guaranty, including reasonable attorneys' fees. The Supervisor hereby expressly waives all notices to which the Guarantor might otherwise be entitled in connection with the Guaranty, and trial by jury and the right thereto in any action or proceeding of any kind or nature, arising on, under or by reason of, relating in any way to, the Guaranty. The terms and conditions stated above shall be binding on Guarantor.

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                                        GUARANTOR                    DATE

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                                        PLEASE PRINT NAME

CONFIRMATION OF ORDER

The Undersigned (Advertiser and Agency) hereby purchases advertising from Venture Communications International, Inc. t/a VentureDirect Worldwide ("VDW") pursuant to the Terms and Conditions contained above and on the reverse side hereof. All requests for information from the media placement must be responded to within 48 hours. Payment must be received 20 days before media schedule date to ensure timely placement. Mail your check (payable to VentureDirect), insertion order and camera-ready art to:

VentureDirect Worldwide, Inc.
60 Madison Avenue
New York, New York 10010

                                        Peter Lloyd                    President
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                                        PRINT NAME                     TITLE


                                        /s/ Peter Lloyd                6/29/99
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                                        SIGNATURE                      DATE